SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2004
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                         TEL-INSTRUMENT ELECTRONICS CORP
             (Exact name of registrant as specified in its charter)


          New Jersey                    33-18978                 22-1441806
 (State or other jurisdiction   (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)


              728 Garden St
          Carlstadt, New Jersey                            (201) 933-1600
          (Address of principal                  (Registrant's telephone number,
           executive offices)                          including area code)




                                 Not Applicable

         (Former name or former address, if changed since last report.)


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Item 9.  Regulation FD Disclosure.

                  On July 1, 2004, Tel-Instrument Electronics Corp issued a press release announcing the certification of its T-47G Flight Line Test Set for use with DoD Mark XII "Identification, Friend or Foe (IFF) platforms. A copy of this press release is attached hereto.

                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                               TEL-INSTRUMENT ELECTRONICS CORP


Date:  July 1, 2004                              By   /s/ Harold K. Fletcher
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                                                      /s/ Harold K. Fletcher
                                                          Chairman and President





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